U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – February 13, 2004

(Date of earliest event reported)

FIDELITY D&D BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)
(570)342-8281 (Registrant’s telephone number including area code) Not Applicable (Former name or former address, if changed since last report)
Item 7.		Financial Statement, Pro Forma Financial Information And Exhibits.

	(c)	Exhibits.

Exhibit Number
99.1 Press Release, dated February 13, 2004, issued by Fidelity D&D Bancorp, Inc.

Item 12.		Results of Operations and Financial Condition.

       On February 13, 2004, Fidelity D&D Bancorp, Inc. announced it results of operations for the year ended December 31, 2003. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K.

       The information in this Item 12 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY D&D BANCORP, INC
(Registrant)

Dated: February 13, 2004	/s/ Salvatore R. DeFrancesco, Jr.

Salvatore R. DeFrancesco, Jr
Treasurer and Chief Financial Officer

EXHIBIT INDEX

		PAGE NO. IN
		MANUALLY
		SIGNED
EXHIBIT NO.		ORIGINAL
99.1	Press Release dated February 13, 2004.	5